                                                                   EXHIBIT 10.20


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (as same may be renewed, extended, modified, restated amended and/or rearranged, the "First Amendment") dated as of August 9, 2001, is between MOUNTAIN COMPRESSED AIR, INC., a Texas corporation (hereinafter referred to as "Borrower") and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association ("Bank").

                                    RECITALS:

         A. Bank and Borrower entered into that certain Credit Agreement dated as of February 6, 2001 (the "Agreement").

         B. Borrower has requested that Bank increase the Line of Credit from $500,000.00 to $1,200,000.00. Bank has agreed to do so, subject to the terms and conditions contained herein.

         C. OilQuip Rentals, Inc., a Delaware corporation (the "Parent") executed that certain Continuing Guaranty dated as of February 6, 2001 (the "OilQuip Guaranty"), which guaranteed to the Bank the payment and performance of the indebtedness and obligations described therein including, without limitation, payment of the $500,000.00 Line of Credit Note referred to in the Credit Agreement dated as of February 6, 2001, and Munawar and Jayne Hidayatallah executed that certain Continuing Guaranty dated as of February 6, 2001 (the "Hidayatallah Guaranty"), which guaranteed to the Bank the payment and performance of the indebtedness and obligations described therein including, without limitation, the $500,000.00 Line of Credit Note referred to in the Credit Agreement dated as of February 6, 2001.

         D. Allis-Chalmers Company, a Delaware corporation ("Allis-Chalmers"), has acquired 100% of stock of Parent and concurrently herewith is executing a guaranty of even date herewith (the "Allis-Chalmers Guaranty") which guarantees the payment and performance of the indebtedness and obligations described therein of Borrower to Bank.

         E. Houston Dynamic Service, Inc., a Texas corporation ("Houston Dynamic"), is executing a guaranty of even date herewith (the "Houston Dynamic Guaranty") which guarantees the payment and performance of the indebtedness and obligations described therein of Borrower to Bank.

         F. Borrower and Bank now desire to enter into this First Amendment on the terms set forth herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                  GENERAL TERMS

         Section 1.1 TERMS DEFINED IN AGREEMENT. As used in this First Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Agreement, as amended, have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

         Section 1.2 CONFIRMATION AND EXTENT OF CHANGES. All terms which are defined or referred to in the Agreement shall remain unchanged except as otherwise specifically provided in this First Amendment. It is hereby confirmed that the term "Agreement" includes the Agreement as amended by this First Amendment.

                                    ARTICLE 2

                                   AMENDMENTS

         Section 2.1 AMENDMENT TO SECTION 1.1(a). Effective as of the date hereof, Section 1.1(a) of the Agreement is hereby amended to read in its entirety as follows:

                  "(a) LINE OF CREDIT. Subject to the terms and conditions of this Agreement, Bank hereby agrees to make advances to Borrower from time to time up to and including January 31, 2002, not to exceed at any time the aggregate principal amount of One Million Two Hundred Thousand and 00/100 Dollars ($1,200,000.00) ("Line of Credit"), the proceeds of which shall be used to support working capital, issue letters of credit (with a $240,000.00 sublimit), and general corporate purposes. Borrower's obligation to repay advances under the Line of Credit shall be evidenced by a promissory note substantially in the form of EXHIBIT A-1 attached hereto ("Line of Credit Note"), all terms of which are incorporated herein by this reference."

         Section 2.2 AMENDMENT TO SECTION 1.1(b). Effective as of the date hereof, Section 1.1(b) of the Agreement is hereby amended to read in its entirety as follows:

                  "(b) LIMITATION ON BORROWINGS. Outstanding borrowings under the Line of Credit, to a maximum of the principal amount set forth above, shall not at any time exceed an aggregate of $1,200,000.00 when combined with the undrawn Letters of Credit (as hereinafter defined). All borrowings under the Line of Credit shall be in amounts of at least $10,000. There will be no minimum amount required on borrowings under the Line of Credit if borrowed through Bank's credit sweep product."

         Section 2.3 AMENDMENT TO SECTION 1.1(c). Effective as of the date hereof, Section 1.1(c) of the Agreement is hereby amended to read in its entirety as follows:

                  "(c) LIMITATION ON BORROWINGS. Outstanding borrowings under the Line of Credit, to a maximum of the principal amount set forth above, shall not at any time exceed an aggregate of seventy-five percent (75%) of Borrower's and Houston Dynamic's eligible accounts receivable. All of the foregoing shall be determined by Bank upon receipt and review of all collateral reports required hereunder and such other documents and collateral information as Bank may from time to time require. Borrower acknowledges that said borrowing base was established by Bank with the understanding that, among other items, the aggregate of all returns, rebates, discounts, credits and allowances for the immediately preceding three (3) months at all times shall be less than five percent (5%) of Borrower's and Houston Dynamic's gross sales for said period. If such dilution of Borrower's and Houston Dynamics accounts for the immediately preceding three (3) months at any time exceeds five percent (5%) of Borrower's gross sales for said period, or if there at any time exists any other matters, events, conditions or contingencies which Bank reasonably believes may affect payment of any portion of Borrower's and/or Houston Dynamic's accounts, Bank, in its sole discretion, may reduce the foregoing advance rate against eligible accounts receivable to a percentage appropriate to reflect such additional dilution and/or establish additional reserves against Borrower's and Houston Dynamic's eligible accounts receivable.

                  As used herein, "eligible accounts receivable" shall consist solely of trade accounts created in the ordinary course of Borrower's and Houston Dynamic's business, upon which Borrower's and Houston Dynamic's right to receive payment is absolute and not contingent upon the fulfillment of any condition whatsoever, and in which Bank has a perfected security interest of first priority, and shall not include:

                  (i) any account which is more than sixty (60) days past due or ninety (90) days from the invoice date;

                  (ii) that portion of any account for which there exists any right of setoff, defense or discount (except regular discounts allowed in the ordinary course of business to promote prompt payment) or for which any defense or counterclaim has been asserted;

                  (iii) any account which represents an obligation of any state or municipal government or of the United States government or any political subdivision thereof (except accounts which represent obligations of the United States government and for which the assignment provisions of the Federal Assignment of Claims Act, as amended or recodified from time to time, have been complied with to Bank's satisfaction);

                  (iv) any account which represents an obligation of an account debtor located in a foreign country, except to the extent any such account, in Bank's determination, is supported by a letter of credit or insured under a policy of foreign credit insurance, in each case in form, substance and issued by a party acceptable to Bank;

                  (v) any account which arises from the sale or lease to or performance of services for, or represents an obligation of, an employee, affiliate, partner, member, parent or subsidiary of Borrower and/or Houston Dynamics;

                  (vi) that portion of any account, which represents interim or progress billings or retention rights on the part of the account debtor;

                  (vii) any account which represents an obligation of any account debtor when twenty percent (20%) or more of Borrower's and/or Houston Dynamic's accounts from such account debtor are not eligible pursuant to (i) above;

                  (viii) that portion of any account from an account debtor which represents the amount by which Borrower's and/or Houston Dynamic's total accounts from said account debtor exceeds twenty-five percent (25%) of Borrower's and/or Houston Dynamic's total accounts;

                  (ix) any account in which services have not been rendered or goods have not been shipped; and

                  (x) any account deemed ineligible by Bank when Bank, in its sole discretion, deems the creditworthiness or financial condition of the account debtor, or the industry in which the account debtor is engaged, to be unsatisfactory.

         Section 2.4 Amendment to Section 1.3(a). Effective as of the date hereof, Section 1.3(a) is hereby amended to read in its entirety as follows:

                  "(a) DELAYED DRAW. Subject to the terms and conditions of this Agreement, Bank hereby agrees to make advances to Borrower from time to time up to and including the last day of August, 2001 (notwithstanding any reference to the contrary contained in the Delayed Draw Term Note to January 31, 2004), not to exceed the aggregate principal amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00) ("Delayed Draw Term Loan"), the proceeds of which shall be used to finance the planned upgrade of currently owned equipment, and which shall be converted on the last day of August, 2001, to a term loan, as described more fully below and in the Delayed Draw Term Note. Advances on the Delayed Draw Term Loan are not to exceed one hundred percent (100%) on invoices on the planned purchases of Gardener Denver Model MDY Boosters, with CAT D353 diesel engines and miscellaneous parts and labor. In addition, advances on the combined face value of the Term Loan and the Delayed Draw Term Loan shall not exceed seventy-five percent (75%) of the "as improved" OLV of the existing fixed assets being purchased from the Seller plus the planned upgrades as determined by an independent qualified appraiser engaged and approved by Bank at the expense of Borrower, whether or not the Delayed Draw Term Loan actually closes or any future advances are actually made. Borrower's obligation to repay advances under the Delayed Draw Term Loan shall be evidenced by a promissory note substantially in the form of EXHIBIT C attached hereto ("Delayed Draw Term Note"), all terms of which are incorporated herein by this reference."

         Section 2.5 Amendment to Section 1.3(c). Effective as of the date hereof, Section 1.3(c) is hereby amended to read in its entirety as follows:

                  "(c) BORROWING AND REPAYMENT. Borrower may from time to time during the period in which Bank will make advances under the Delayed Draw Term Loan borrow and partially or wholly repay (subject to prepayment provisions contained herein and in the Delayed Draw Term
         Note) its outstanding borrowings, provided that amounts repaid may not be reborrowed, subject to all the limitations, terms and conditions contained herein; provided however, that the total outstanding borrowings under the Delayed Draw Term Loan shall not at any time exceed the maximum principal amount available thereunder, as set forth above. All unpaid interest on the Delayed Draw Term Note as of November 30, 2001 shall be paid on such date. The outstanding principal balance and interest of the Delayed Draw Term Loan shall be due and payable in full on January 31, 2004; provided, however, that so long as Borrower is in compliance on said date with all terms and conditions contained herein and in any other documents evidencing the Delayed Draw Term Loan, Bank agrees to restructure repayment of said outstanding principal balance so that principal and interest shall be due and payable in ten (10) installments of principal plus interest each, the first nine (9) of which shall be in the principal amount equal to five percent (5%) of the outstanding principal balance on the Delayed Draw Term Note at the end of the business day on August 31, 2001, plus interest each, with the first such installment being due and payable on the last day of November, 2001, the next nine such installments being paid on the last day of February, May, August, and November thereafter, and the tenth (10th) and final installment, if not sooner paid, shall be due and payable on January 31, 2004, in amount equal to the entire balance of principal and interest then due and owing on said Delayed Draw Term Note."

         Section 2.6 ADDITION OF SECTION 2.15. Effective as of the date hereof,
Section 2.15 is hereby added to read in its entirety as follows:

                  "Section 2.15. ALLIS-CHALMERS AND SUBSIDIARIES. Allis-Chalmers is a Delaware corporation that owns one hundred percent (100%) of the stock of all kinds and classes of Parent which is a Delaware corporation that owns one hundred percent (100%) of the stock of all kinds and classes of Borrower, which is a Texas corporation that owns one hundred percent (100%) of the stock of all kinds and classes of Houston Dynamic."

         Section 2.7 ADDITION OF SECTION 2.16. Effective as of the date hereof,
Section 2.16 is hereby added as follows:

                  "Allis-Chalmers, OilQuip, and Houston Dynamic are in compliance in all material respects with all applicable provisions of ERISA; neither Allis-Chalmers, OilQuip, nor Houston Dynamic has violated any provision of any defined employee pension benefit plan (as defined in ERISA) maintained or contributed to by any of said parties (each, a "Plan") no Reportable Event as defined in ERISA has occurred and is continuing with respect to any Plan initiated by any of said parties; all of said parties have met their minimum funding requirements under ERISA with respect to each Plan, and each Plan will be able to fulfill its benefit obligations as they come due in accordance with the Plan documents and generally accepted accounting principles. All previous problems and matters with the Pension Benefit Guaranty Corporation by any of said parties have been fully resolved and disclosed to Bank."

         Section 2.8 AMENDMENT TO SECTION 4.3. Effective as of the date hereof,
Section 4.3 is hereby amended to read in its entirety as follows:

                  "4.3 FINANCIAL STATEMENTS. Allis-Chalmers will promptly furnish to the Bank from time to time upon request such information regarding the business and affairs and financial condition of Allis-Chalmers and its Subsidiaries (as used herein, "Subsidiary" shall mean any corporation of which more than 50% of the issued and outstanding securities having ordinary voting power for the election of directors is owned or controlled, directly or indirectly, by Allis-Chalmers and/or one or more of its subsidiaries) as the Bank may reasonably request, and will furnish to the Bank:

                           (a) Annual Reports - promptly after becoming available and in any event within 90 days after the close of each fiscal year of Allis-Chalmers, the audited consolidated and consolidating balance sheets of Allis-Chalmers and its Subsidiaries as at the end of such year, the audited consolidated and consolidating statements of profit and loss of Allis-Chalmers and its Subsidiaries for such year and the audited consolidated and consolidating statements of reconciliation of capital accounts of the Borrower and its Subsidiaries for such year, setting forth in each case for fiscal years ending after December 31, 2000, in comparative form the corresponding figures for the preceding fiscal year, accompanied by the related report of independent public accountants acceptable to the Bank which report shall be to the effect that such statements have been prepared in accordance with generally accepted accounting principles consistently followed throughout the period indicated except for such changes in such principles with which the independent public accountants shall have concurred; and

                           (b) Quarterly Reports - promptly after becoming available and in any event within 45 days after the end of each of the first three quarterly periods in each fiscal year of Allis-Chalmers, the consolidated and consolidating balance sheets of Allis-Chalmers and its Subsidiaries as at the end of such period, the consolidated and consolidating statements of profit and loss of Allis-Chalmers and its Subsidiaries for such quarter and for the period from the beginning of the fiscal year to the close of such quarter, and the consolidated and consolidating statement of reconciliation of capital accounts of Allis-Chalmers and its Subsidiaries for such quarter and for the period from the beginning of the fiscal year to the close of such quarter, setting forth in each case for fiscal years ending after December 31, 2000, in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, certified by the principal financial officer of Allis-Chalmers to have been prepared in accordance with generally accepted accounting principles consistently followed throughout the period indicated except to the extent stated therein, subject to normal changes resulting from year-end adjustment;

                           (c) not later than 25 days after and as of the end of each calendar month, a borrowing base certificate in the form attached hereto as Schedule I, an aged listing of accounts receivable and accounts payable, and a reconciliation of accounts, and not later than 25 days after and as of each calendar month, a list of the names and addresses of all Borrower's and Houston Dynamic's account debtors; all of which shall be prepared for Borrower and Houston Dynamic on a separate company and combined company basis, and all of which Borrower shall deliver to Wells Fargo Wholesale Services, 1740 Broadway St., 3rd Floor, MAC C7300-031, Denver, CO 80274;

                           (d) Audit Reports - promptly upon receipt thereof, one copy of each other report submitted to Allis-Chalmers or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of Allis-Chalmers or any Subsidiary;

                           (e) not later than 90 days after each calendar year, the financial statements of Munawar Hidayatallah and Jayne Hidayatallah, signed and certified to the Bank on Bank's form and such individuals' income tax returns for such year;

                           (f) contemporaneously with each annual and quarterly financial statement of Borrower required hereby, a certificate of a senior financial officer of Borrower that said financial statements are accurate, showing the calculations confirming Borrower's compliance with all financial covenants and that there exists no Event of Default nor any condition, act or event which with the giving of notice or the passage of time or both would constitute an Event of Default;

                           (g) SEC and Other Reports - promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by Allis-Chalmers to stockholders generally, and of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by the Borrower with or received by the Borrower in connection therewith from, any securities exchange or the Securities and Exchange Commission or any successor agency; and

                           (h) From time to time such other information as Bank may reasonably request.

         Section 2.9 AMENDMENT TO SECTION 4.9. Effective as of the date hereof,
Section 4.9 of the Agreement is hereby amended to read in its entirety as follows:

                  "4.9 FINANCIAL CONDITION. Maintain, or cause to be maintained, Allis-Chalmers' financial condition as follows using generally accepted accounting principles consistently applied and used consistently with prior practices (except to the extent modified by the definitions herein):

                  (a) Beginning September 30, 2001, Tangible Net Worth not at any time less than eighty-five percent (85%) of Tangible Net Worth as of June 30, 2001 (plus seventy-five percent (75%) of cumulative net income after June 30, 2001, excluding any fiscal quarters in which net income is negative), plus one hundred percent (100%) of equity offerings after the date hereof, with "Tangible Net Worth" defined herein as the aggregate of total stockholders' equity plus the Seller Note less any intangible assets.

                  (b) Fixed Charge Coverage Ratio not less than 1.1 to 1.0 for the twelve (12) month period ending on the last day of each fiscal quarter, beginning with the fiscal quarter ending March 31, 2001, with "EBITDA" defined herein as net income plus interest charges, plus taxes, plus depreciation, amortization and non-cash charges on a trailing twelve (12) month basis and with "Fixed Charge Coverage Ratio" defined herein as (i) EBITDA plus applicable operating lease payments less unfinanced capital expenditures divided by (ii) the aggregate of total interest charges (excluding any applicable paid-in-kind ("PIK") charges), scheduled principal payments, operating lease payments, cash dividends paid, and paid taxes for the same period. EBITDA will be computed on a trailing twelve (12) months basis. Through September 30, 2001, fixed charges will be annualized. Thereafter, fixed charges will be on a trailing twelve-month basis. .

                  (c) Total Funded Debt to EBITDA Ratio not more than 3.25 to
         1.0 through December 31, 2001; 2.50 to 1.0 through December 31, 2002; and 2.0 to 1.0 thereafter, with "Total Funded Debt to EBITDA Ratio" defined as Total Funded Debt divided by the twelve (12) trailing months EBITDA. "Total Funded Debt" is defined herein as all interest-bearing obligations of Borrower, whether secured or unsecured, senior or subordinated, [EXCLUDING THE SELLER NOTE].

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Bank to enter into this First Amendment and to continue to make the loans provided for in the Agreement, the Borrower represents and warrants (which representations and warranties will survive the execution and delivery hereof and will be deemed for all purposes to be additional representations and warranties of the Agreement) that:

         Section 3.1 REPRESENTATIONS AND WARRANTIES OF THE AGREEMENT AND THE LOAN DOCUMENTS. The representations and warranties of the Borrower contained in the Agreement and the Loan Documents and otherwise made in writing by or on behalf of the Borrower pursuant to the Agreement and the Loan Documents were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this First Amendment, except for such changes in the facts represented and warranted as are not in violation of the Agreement and the Loan Documents.

         Section 3.2 COMPLIANCE WITH OBLIGATIONS. The Borrower has performed and complied with all agreements and conditions contained in the Agreement and the Loan Documents required to be performed or complied with by the Borrower prior to or at the time of delivery of this First Amendment.

         Section 3.3 DEFAULTS. There exists, and after giving effect to this First Amendment, will exist, no default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an event of default under any loan agreement, note agreement, or trust indenture to which the Borrower is a party.

         Section 3.4 NO AMENDMENTS. Nothing in Article 3 of this First Amendment is intended to amend any of the representations or warranties of the Agreement.

                                    ARTICLE 4

                                   CONDITIONS

         The Bank has relied upon the representations and warranties contained in this First Amendment in agreeing to the amendments and supplements to the Agreement set forth herein and the amendments and supplements to the Agreement set forth herein are conditioned upon and subject to the accuracy of each and every representation and warranty of the Borrower made or referred to herein, to the performance by the Borrower of its obligations to be performed under the Agreement and the Loan Documents on or before the date of this First Amendment and to the following further conditions:

         Section 4.1 THE NOTE. The Borrower shall have duly and validly issued, executed and delivered to the Bank the Promissory Note in the form of EXHIBIT "A-1" to this First Amendment.

         Section 4.2 RATIFICATION OF PREVIOUSLY EXECUTED SECURITY AGREEMENT. The Borrower shall have duly and validly issued, executed, and delivered to the Bank a Ratification of Previously Executed Security Agreement and related financing statements and other documents required to be executed by the Bank in form and substance satisfactory to the Bank.

         Section 4.3 RATIFICATION OF PREVIOUSLY EXECUTED GENERAL PLEDGE AGREEMENT. The Parent shall have duly and validly issued, executed, and delivered to the Bank a Ratification of Previously Executed General Pledge Agreement and related financing statements and other documents required to be executed by the Bank in form and substance satisfactory to the Bank.

         Section 4.4 RATIFICATION OF PREVIOUSLY EXECUTED CASH COLLATERAL ACCOUNT AGREEMENT. The Borrower shall have duly and validly issued, executed, and delivered to the Bank a Ratification of Previously Executed Cash Collateral Account Agreement and related financing statements and other documents required to be executed by the Bank in form and substance satisfactory to the Bank.

         Section 4.5 GUARANTY AGREEMENTS. The Guarantors listed below shall have duly and validly issued, executed, and delivered to the Bank original counterparts of this agreement, executed in the spaces provided for below.

         Section 4.6 SUBORDINATION AGREEMENT. The Bank shall have received a duly and validly issued and executed Subordination Agreement by and among the Borrower, Mountain Air Drilling Co., Inc., the Bank, Wells Fargo Energy Capital, Inc., and Wells Fargo Equipment Finance, Inc., in form and substance satisfactory to the Bank.

         Section 4.7 SUBORDINATION AND INTERCREDITOR AGREEMENT. The Bank shall have received a duly and validly issued and executed Subordination and Intercreditor Agreement, entered into by and among the Borrower, the Bank, Wells Fargo Energy Capital, Inc., and Wells Fargo Equipment Finance, Inc., in form and substance satisfactory to the Bank.

         Section 4.8 OFFICERS' CERTIFICATE. The Bank shall have received certificates of the respective officers of the Borrower and Guarantor setting forth (i) resolutions of their respective boards of directors in form and substance satisfactory to the Bank authorizing the Borrower and the Guarantor (and such other parties as may be required by Bank) to execute the Loan Documents to which they are respective parties, and (ii) specimen signatures of the officers so authorized.

         Section 4.9 ADDITIONAL DOCUMENTATION. The Borrower shall deliver to the Bank such additional approvals, opinions or documents as Bank may reasonably require.

                                    ARTICLE 5

                                  MISCELLANEOUS

         Section 5.1 LOAN DOCUMENTS. All Loan Documents shall secure the indebtedness and obligations previously secured by such Loan Documents, as such indebtedness and obligations are affected by this First Amendment (including, without limitation, the $1,200,000.00 Promissory Note of even date herewith from the Borrower to the Bank), whether or not such Loan Documents shall be expressly amended or supplemented in connection with this First Amendment.

         Section 5.2 EXTENT OF AMENDMENTS. Except as otherwise expressly provided herein, the Agreement, the Loan Documents, the Line of Credit and the other instruments and agreements referred to therein are not amended, modified or affected by this First Amendment.

         Section 5.3 EFFECTIVE DATE. Except as otherwise expressly provided herein, the effective date of all provisions of this First Amendment shall be the date of execution indicated below.

         Section 5.4 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to articles, sections, subsections or other divisions of this First Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections, or other divisions, such other content being controlling as to the Agreement among the parties hereto.

         Section 5.5 COUNTERPARTS. This First Amendment may be executed in two or more counterparts. It will not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 5.6 FEES AND EXPENSES. Borrower will pay all fees and expenses incurred by Bank in connection with this Agreement and the transactions contemplated herein including, without limitation: (a) filing fees, search fees, and reasonable attorneys' fees; (b) a non-refundable commitment fee equal to $7,000.00, which fee shall be due and payable in full when all parties have executed this document; and (c) a non-refundable amendment fee equal to $2,500.00, which fee shall be due and payable in full when all parties have executed this document.

         Section 5.7 ENTIRE AGREEMENT. THIS FIRST AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS FIRST AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER

WRITTEN OR ORAL, RELATING TO THIS FIRST AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS FIRST AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the 9th day of August 2001.

                                        BORROWER:

                                        MOUNTAIN COMPRESSED AIR, INC.


                                        By:   /s/ THEODORE F. POUND, III
                                                  ------------------------------
                                        Name:  THEODORE F. POUND, III
                                               ---------------------------------
                                        Title:  VICE PRESIDENT & SECRETARY
                                                --------------------------------


                                        BANK:

                                        WELLS FARGO BANK TEXAS,
                                        NATIONAL ASSOCIATION


                                        By:   /s/ SCOTT GILDEA
                                                  ------------------------------
                                        Name:  SCOTT GILDEA
                                               ---------------------------------
                                        Title:  ASSISTANT VICE PRESIDENT
                                                --------------------------------

Guaranty shall remain in full force and effect, shall continue to the be legal, valid, and binding obligations of the Parent, and shall continue to guarantee the indebtedness and obligations described in the OilQuip Guaranty as such guaranteed obligations are amended by this First Amendment including, without limitation, such OilQuip Guaranty shall cover the $1,200,000.00 Line of Credit Note, together with any and all renewals, extensions, rearrangements, amendments, modifications, and/or increases of any of the aforesaid, and such OilQuip Guaranty shall be enforceable against OilQuip in accordance with its terms.

                                             GUARANTOR:

                                             OilQuip Rentals, Inc.,
                                             a Delaware corporation


                                             By:  /s/THEODORE F. POUND, III
                                                     --------------------------
                                             Name:  THEODORE F. POUND, III
                                                    ---------------------------
                                             Title:  VICE PRESIDENT & SECRETARY
                                                     --------------------------


Munawar and Jayne Hidayatallah hereby jointly and severally consent and agree to this First Amendment and agree that the Hidayatallah Guaranty shall remain in full force and effect, shall continue to the be legal, valid, and binding obligations of Munawar and Jayne Hidayatallah, and shall continue to guaranty the indebtedness and obligations described in the Hidayatallah Guaranty as such guaranteed obligations are amended by this First Amendment including, without limitation, such Hidayatallah Guaranty shall cover the $1,200,000.00 Line of Credit Note, together with any and all renewals, extensions, rearrangements, amendments, modifications, and/or increases of any of the aforesaid, and such Hidayatallah Guaranty shall be enforceable against Munawar and Jayne Hidayatallah in accordance with its terms.

                                                     GUARANTOR:



                                                     /S/ MUNAWAR HIDAYATALLAH
                                                     ---------------------------
                                                     Munawar Hidayatallah



                                                     /S/ JAYNE HIDAYATALLAH
                                                     ---------------------------
                                                     Jayne Hidayatallah

Allis-Chalmers hereby consents and agrees to this First Amendment and agrees to comply with and be bound by all the terms hereof.


                                            GUARANTOR:
                                            GUARANTOR

                                            Allis-Chalmers Company,
                                            a Delaware corporation


                                            By:  /s/ MUNAWAR H. HIDAYATALLAH
                                                 -------------------------------
                                            Name:  MUNAWAR H. HIDAYATALLAH
                                                   -----------------------------
                                            Title:  CHAIRMAN & CEO
                                                    ----------------------------


Houston Dynamic hereby consents and agrees to this First Amendment and agrees to comply with and be bound by all the terms hereof.


                                           GUARANTOR


                                           Houston Dynamic Service, Inc.,
                                           a Texas corporation

                                           By:  /s/ BONI WITT
                                                --------------------------------
                                           Name:  BONI WITT
                                                  ------------------------------
                                           Title:  VP/CONTROLLER
                                                   -----------------------------